Exhibit 10.1

Execution Version

FOURTH AMENDMENT TO FIRST LIEN TERM LOAN CREDIT AGREEMENT, dated as of October 12, 2023 (this “Refinancing Amendment”), by and among BJ’s Wholesale Club, Inc., as the Borrower (the “Borrower”), BJ’s Wholesale Club Holdings, Inc. (formerly known as Beacon Holding Inc.), as Holdings (“Holdings”), each of the other Loan Parties that are party hereto, Nomura Corporate Funding Americas, LLC (“Nomura”), as Administrative Agent and Collateral Agent (in such capacities, the “Administrative Agent”), each Lender party hereto with 2023 Other Term Commitments (as defined below) (the “2023 Other Term Lenders”) and each other Lender party hereto. The left lead arranger and bookrunner for this Refinancing Amendment is Deutsche Bank Securities Inc. (in such capacities, the “Refinancing Amendment Left Lead Arranger”).

WHEREAS, the Borrower, Holdings, the Lenders party thereto and the Administrative Agent are parties to that certain First Lien Term Loan Credit Agreement, dated as of February 3, 2017 (as amended, restated, amended and restated, supplemented and/or otherwise modified through the date hereof, the “Credit Agreement”), pursuant to which such Lenders have extended credit to the Borrower;

WHEREAS, pursuant to Section 2.19 of the Credit Agreement, the Borrower has requested to refinance and replace all existing Tranche B Term Loans incurred prior to the date hereof and outstanding on the Fourth Amendment Effective Date (as defined below) but immediately prior to the effectiveness of this Refinancing Amendment (such Term Loans, the “Existing Term Loans” and the Lenders holding such Term Loans, the “Existing Term Lenders”) with the proceeds of the 2023 Other Term Loans (as defined below);

WHEREAS, in accordance with the provisions of Section 2.19 of the Credit Agreement and the terms herein and subject only to the conditions set forth in Section 5 below, the Borrower, Holdings, each of the other Loan Parties that are party hereto, the 2023 Other Term Lenders and the Administrative Agent wish to enter into and effect this Refinancing Amendment with respect to the Borrower’s request above; and

WHEREAS, the Lenders party hereto wish to amend certain provisions of the Credit Agreement as hereinafter provided, on the terms, and subject only to the conditions in Section 5, set forth herein.

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1         Defined Terms. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement. Sections 1.02 through 1.08 (inclusive) of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

SECTION 2           Term Loan Refinancing Amendment.

(a)            As used herein:

(i)              “2023 Other Term Commitment” means, with respect to each 2023 Other Term Lender, the commitment of such Lender to make 2023 Other Term Loans as set forth on Schedule 2.01 hereto. On the Fourth Amendment Effective Date, the aggregate amount of 2023 Other Term Commitments is $400,000,000.00.

(ii)             “2023 Other Term Lenders” has the meaning set forth in the recitals hereof and includes, for the avoidance of doubt, the New 2023 Other Term Lender (as defined below).

(iii)            “2023 Other Term Loans” means the term loans made to the Borrower on the Fourth Amendment Effective Date in accordance with Section 2(c) hereof. On the Fourth Amendment Effective Date (immediately after giving effect to this Refinancing Amendment and the Prepayment and subject to the funding in full of the 2023 Other Term Loans), the aggregate outstanding principal amount of the 2023 Other Term Loans shall be $400,000,000.

(iv)            “Amended Credit Agreement” means the Credit Agreement as amended hereby and as the same may be further amended, amended and restated, supplemented and/or otherwise modified from time to time in accordance with the terms thereof.

(v)             “Conversion Amount” means as to any Converting Lender, the final amount of such Converting Lender’s 2023 Other Term Commitment on the Fourth Amendment Effective Date. For the avoidance of doubt, the Conversion Amount of any Converting Lender shall not exceed (but may be less than) the outstanding principal amount of such Converting Lender’s Existing Term Loans (after giving effect to the Prepayment).  The Conversion Amount will be determined by the Refinancing Amendment Left Lead Arranger in consultation with the Borrower and all such determinations (absent manifest error) shall be final, conclusive and binding on the Administrative Agent, the Borrower, the Lenders and the other Secured Parties, and none of the Administrative Agent, the Refinancing Amendment Left Lead Arranger or the Borrower (or any of their respective Affiliates) shall have any liability to any Person with respect to any such determination.

(vi)            “Converting Lenders” means each Existing Term Lender that (a) executes this Refinancing Amendment by selecting boxes A and B on the Lender Election Form submitted by such Existing Term Lender in connection with this Refinancing Amendment on or prior to the Fourth Amendment Effective Date and attached hereto and (b) has a 2023 Other Term Commitment.

(vii)           “Non-Converting Lenders” means each Existing Term Lender that is not a Converting Lender.

(viii)          “Non-Converting Portion” means, with respect to any Converting Lender whose Conversion Amount is less than the outstanding principal amount of its Existing Term Loans on the Fourth Amendment Effective Date (after giving effect to the Prepayment), the excess (if any) of the aggregate principal amount of such Converting Lender’s Existing Term Loans over its 2023 Other Term Commitment. For the avoidance of doubt, if there is no such excess, the Non-Converting Portion with respect to such Converting Lender will be zero. The Non-Converting Portion will be determined by the Refinancing Amendment Left Lead Arranger in consultation with the Borrower and all such determinations (absent manifest error) shall be final, conclusive and binding on the Administrative Agent, the Borrower, the Lenders and the other Secured Parties, and none of the Administrative Agent, the Refinancing Amendment Left Lead Arranger or the Borrower (or any of their respective Affiliates) shall have any liability to any Person with respect to any such determination.

(b)            For the avoidance of doubt, (i) this Refinancing Amendment constitutes a “Refinancing Amendment” pursuant to which a new Term Facility and Class of Other Term Loans is established pursuant to Section 2.19 of the Credit Agreement and (ii) from and after the Fourth Amendment Effective Date and upon funding by the 2023 Other Term Lenders of the 2023 Other Term Loans in full to the Borrower, (A) each reference to “Tranche B Term Loan” in the Credit Agreement (as amended pursuant to Section 3 hereof) and the other Loan Documents shall be deemed to refer to, and constitute, the 2023 Other Term Loans (or a Borrowing thereof, as appropriate) established pursuant to this Refinancing Amendment, (B) each 2023 Other Term Lender shall constitute a “Lender” and a “Tranche B Term Loan Lender” as defined in the Credit Agreement (as amended pursuant to Section 3 hereof), (C) each reference to a “Tranche B Term Loan Commitment” in the Credit Agreement (as amended pursuant to Section 3 hereof) shall be deemed to refer to, and constitute, a 2023 Other Term Commitment, and (D) each reference to “Tranche B Term Loan Facility” in the Credit Agreement (as amended pursuant to Section 3 hereof) and the other Loan Documents shall be deemed to refer to, and constitute, the Term Facility consisting of 2023 Other Term Loans established pursuant to this Refinancing Amendment.

(c)            On the terms, and subject only to the conditions set forth in Section 5 hereof (including the occurrence of the Fourth Amendment Effective Date),

(i)             Deutsche Bank AG New York Branch (in such capacity, the “New 2023 Other Term Lender”) will make an Other Term Loan to the Borrower (the “New 2023 Other Term Loan”) in a principal amount equal to its 2023 Other Term Commitment on the Fourth Amendment Effective Date; and

(ii)            each 2023 Other Term Lender (other than Deutsche Bank AG New York Branch) will make Other Term Loans to the Borrower on the Fourth Amendment Effective Date in a principal amount equal to its 2023 Other Term Commitment on the Fourth Amendment Effective Date (it being understood and agreed that each Other Term Loan made pursuant to this clause (ii) shall be made pursuant to a “cashless roll”).

(d)            The Refinancing Amendment Left Lead Arranger has notified each 2023 Other Term Lender of its 2023 Other Term Commitment and each 2023 Other Term Lender, by providing its executed counterpart (which, other than with respect to the New 2023 Other Term Lender, shall be in the form of such 2023 Other Term Lender’s executed Lender Election Form) to this Refinancing Amendment to the Refinancing Amendment Left Lead Arranger, (x) agrees to (1) its 2023 Other Term Commitment and/or (2) the Term Loan Conversion (as defined below), as applicable, and (y) consents to the terms of this Refinancing Amendment, the Credit Agreement (after giving effect to this Refinancing Amendment) and the other Loan Documents.

(e)            On the Fourth Amendment Effective Date, all then outstanding Existing Term Loans (after giving effect to the Prepayment) shall be repaid in full with the proceeds of the 2023 Other Term Loans as follows:

(i)             the outstanding aggregate principal amount of Existing Term Loans of each Converting Lender (after giving effect to the Prepayment) (other than any Non-Converting Portion of such Converting Lender, if any) shall automatically be converted (the “Term Loan Conversion”) into Other Term Loans (each, a “2023 Converted Other Term Loan”) in a principal amount equal to such Converting Lender’s Conversion Amount;

(ii)            to the extent the outstanding principal amount of the Existing Term Loans (after giving effect to the Prepayment) of any Converting Lender exceeds its Conversion Amount, such Existing Term Lender shall be repaid in cash with the proceeds of the 2023 Other Term Loans in an amount equal to its Non-Converting Portion (if any); and

(iii)           the outstanding aggregate principal amount of Existing Term Loans (after giving effect to the Prepayment) of each Non-Converting Lender shall be repaid in full in cash with the proceeds of the 2023 Other Term Loans.

(f)            Each 2023 Other Term Lender hereby agrees to “fund” its 2023 Other Term Loans on the Fourth Amendment Effective Date in an aggregate principal amount equal to such 2023 Other Term Lender’s 2023 Other Term Commitment, as follows:

(i)             each Converting Lender shall fund its 2023 Converted Other Term Loan to the Borrower by converting all or a portion of its then outstanding principal amount of Existing Term Loans (after giving effect to the Prepayment) into a 2023 Converted Other Term Loan in a principal amount equal to its Conversion Amount; and

(ii)            the New 2023 Other Term Lender shall fund in cash an amount equal to its 2023 Other Term Commitment to the Borrower.

(g)            On or prior to the Fourth Amendment Effective Date, the Borrower shall (x) voluntarily prepay a portion of the Existing Term Loans in cash in an aggregate principal amount of $50,000,000 (the “Prepayment”), which Prepayment, for the avoidance of doubt, shall result in a corresponding reduction in the outstanding principal balance of the Existing Term Loans as of the date that the Prepayment is made, and (y) pay in cash all accrued and unpaid interest, fees and premiums (if any) owing with respect to the Existing Term Loans (including, for the avoidance of doubt, Existing Term Loans repaid by the Prepayment) to (but excluding) the Fourth Amendment Effective Date.

(h)            Promptly following the Fourth Amendment Effective Date (and the funding in full of the applicable 2023 Other Term Loans), all Notes, if any, evidencing the Existing Term Loans shall be cancelled and returned to the Borrower, and any 2023 Other Term Lender may request that its 2023 Other Term Loan be evidenced by a Note pursuant to Section 2.05 of the Credit Agreement (as amended hereby).

(i)            Notwithstanding anything to the contrary contained in the Credit Agreement, the proceeds of the 2023 Other Term Loans will be used, in part, to repay the outstanding amount of all Existing Term Loans on the Fourth Amendment Effective Date and to pay fees, costs and expenses in connection therewith and this Refinancing Amendment.

(j)            The New 2023 Other Term Lender hereby (i) represents and warrants that (A) it has full power and authority, and has taken all action necessary, to consummate the transactions contemplated hereby and to become a Lender under this Refinancing Amendment and the Credit Agreement (as amended hereby), (B) it is not a Defaulting Lender or a Disqualified Institution, (C) it meets all of the requirements to be a Lender under the Credit Agreement, (D) from and after the Fourth Amendment Effective Date, it shall be bound by the provisions hereof and of the Credit Agreement (as amended hereby) as a Lender hereunder and thereunder and, to the extent of its 2023 Other Term Commitments and New 2023 Other Term Loans, shall have the obligations of a Lender hereunder and thereunder, (E) it is sophisticated with respect to decisions to acquire assets of the type represented by the 2023 Other Term Loans and either it, or the Person exercising discretion in making its decision to make the New 2023 Other Term Loans, is experienced in acquiring assets of such type, (F) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 5.04 thereof, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Refinancing Amendment and to provide its 2023 Other Term Commitments and to make the New 2023 Other Term Loans and (G) it has, independently and without reliance upon the Administrative Agent, Collateral Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Refinancing Amendment and make the New 2023 Other Term Loans, and (ii) agrees that (A) if it is a Foreign Lender, it will promptly (and no later than the Fourth Amendment Effective Date) deliver to the Administrative Agent and the Borrower any information that is required to be delivered by it pursuant to Section 2.14(5) of the Amended Credit Agreement, (B) it will, independently and without reliance on any Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Amended Credit Agreement and (C) it will perform in accordance with their terms all of the obligations which by the terms of the Amended Credit Agreement are required to be performed by it as a Lender.

(k)            The Borrower hereby consents, for purposes of Section 10.04(2)(a)(i) of the Credit Agreement (as amended hereby), to the assignment on or within ninety (90) days of the Fourth Amendment Effective Date of any New 2023 Other Term Loans by DB, as a 2023 Other Term Lender, to (A) any Person that was an Existing Term Lender on the Fourth Amendment Effective Date (immediately prior to giving effect thereto) or (B) any eligible Assignee that is not a Disqualified Institution separately identified, and acceptable, to the Borrower, and in each case of the preceding clauses (A) and (B), with respect to each such Person or eligible Assignee, in an amount separately identified, and acceptable, to the Borrower.

SECTION 3           Amendments to the Credit Agreement. Each of the parties hereto (which, for the avoidance of doubt, immediately after giving effect to the incurrence of the 2023 Other Term Loans, includes the Required Lenders) agrees that, effective on the Fourth Amendment Effective Date (immediately after giving effect to incurrence of the 2023 Other Term Loans), the Credit Agreement shall be amended as follows:

(a)            The definition of “Applicable Margin” appearing in Section 1.01 of the Credit Agreement is hereby amended by amending and restating clause (1) thereof as follows:

(1)            with respect to any Tranche B Term Loans made on the Fourth Amendment Effective Date, from and after the Fourth Amendment Effective Date, (a) for ABR Loans, 1.00% per annum, and (b) for SOFR Loans, 2.00% per annum;

(b)            The definition of “Arrangers” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

““Arrangers” means (i) with respect to the Transactions, each of Nomura Securities International, Inc. and Jefferies Finance LLC and (ii) with respect to the Fourth Amendment and the transactions contemplated thereby, each of Deutsche Bank Securities Inc., Nomura Securities International, Inc., BofA Securities, Inc. and Wells Fargo Securities LLC.”

(c)            The definition of “Class” set forth in Section 1.01 of the Credit Agreement is hereby amended by adding the following sentence at the end thereof:

As of the Fourth Amendment Effective Date, immediately after giving effect to the Fourth Amendment and the funding of Term Loans thereunder, there is one Term Facility and one Class of Term Loans, the Tranche B Term Loans (immediately after giving effect to the Fourth Amendment).

(d)            The definition of “Commitments” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

““Commitments” means the Tranche B Term Loan Commitments. On the Closing Date, the aggregate amount of Commitments of all Term Loans is $1,925.0 million. On the First Refinancing Amendment Effective Date, the aggregate amount of Commitments of all Term Loans is $1,537,733,909.31. On the Second Refinancing Amendment Effective Date, the aggregate amount of Commitments of all Term Loans is $1,318,512,235.44. On the Fourth Amendment Effective Date, the aggregate amount of Commitments of all Term Loans is $400,000,000.”

(e)            The definition of “Excluded Property” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

““Excluded Property” means “Excluded Property” as defined in the Security Agreement; provided that, notwithstanding anything to the contrary in any Loan Document, any Real Property with a fair market value (as reasonably determined in good faith by the Borrower) at the time of acquisition of the applicable Real Property of less than $200,000,000 shall be deemed to be Excluded Property.”

(f)            Section 1.01 of the Credit Agreement is hereby amended by adding the following in the appropriate alphabetical order:

(i)            “Fourth Amendment” means that certain Fourth Amendment to First Lien Term Loan Credit Agreement, dated as of the Fourth Amendment Effective Date, by and among Holdings, the Borrower, the other Loan Parties that are party thereto, the Lenders party thereto and each Agent.

(ii)            “Fourth Amendment Effective Date” means October 12, 2023.

(g)            The definition of “Interest Period” set forth in Section 1.01 of the Credit Agreement is hereby amended by amending and restating clause (4) thereof as follows:

(4)            the initial Interest Period of 1 month related to Tranche B Term Loans outstanding on the Fourth Amendment Effective Date (immediately after giving effect to the Fourth Amendment), commencing on the Fourth Amendment Effective Date, will end on November 12, 2023.

(h)            The definition of “Maturity Date” set forth in Section 1.01 of the Credit Agreement is hereby amended by (i) deleting the text “Third Amendment Effective Date” appearing in clause (1) thereof and inserting the text “Fourth Amendment Effective Date” in lieu thereof, (ii)  deleting the text “Third Amendment” appearing in clause (1) thereof and inserting the text “Fourth Amendment” in lieu thereof, and (iii) deleting the text “2027” appearing in clause (1) thereof and inserting the text “2029” in lieu thereof.

(i)            The definition of “Mortgages” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Mortgages” means each of the mortgages and deeds of trust made by any Loan Party, reasonably acceptable to the Administrative Agent (it being agreed that any mortgage or deed of trust in the form substantially consistent or similar with any mortgage or deed of trust (as applicable) previously delivered to the Administrative Agent shall be deemed acceptable to the Administrative Agent), in favor of, or for the benefit of, the Collateral Agent for the benefit of the Secured Parties, as the same may be amended, supplemented, replaced and/or otherwise modified from time to time; provided that, notwithstanding anything to the contrary in the Loan Documents, no such mortgage or deed of trust shall be required if any of the following are satisfied: (i) the fair market value (as reasonably determined in good faith by the Borrower) at the time of acquisition of the applicable Real Property is less than $200,000,000 (or such higher amount as the Administrative Agent may agree from time to time in its reasonable discretion), (ii) the cost, difficulty, burden or consequences of obtaining, perfecting or maintaining a Mortgage with respect to the applicable Real Property exceeds the practical benefits to the Lenders afforded thereby (as determined in the reasonable good faith judgment of the Borrower in consultation with the Collateral Agent), (iii) the applicable Real Property is subject to, or is expected within twenty-four (24) months (or such longer period as the Administrative Agent may agree from time to time in its reasonable discretion) of the acquisition thereof to be subject to, a sale and lease-back transaction or is already mortgaged to a third party to the extent permitted by Section 6.02, or (iv) the Real Property was owned by a Loan Party as of the Fourth Amendment Effective Date.

(j)            The definition of “Reinvestment Notice” set forth in Section 1.01 of the Credit Agreement is hereby amended by inserting the following sentence at the end thereof:

“Notwithstanding anything to the contrary herein, with respect to the Net Cash Proceeds of any Asset Sale related to Real Property, the Borrower shall automatically be deemed to have delivered a Reinvestment Notice pursuant to the terms of this Agreement without further action.”

(k)            The definition of “Term Facility” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

““Term Facility” means the facility and commitments utilized in making Term Loans hereunder. On the Closing Date, there was one Term Facility, the Tranche B Term Loan Facility. On the First Refinancing Amendment Effective Date, after giving effect to the First Refinancing Amendment and the funding of Term Loans thereunder, but prior to the Second Refinancing Amendment Effective Date, there was one Term Facility, the Tranche B Term Loan Facility (after giving effect to the First Refinancing Amendment). On the Second Refinancing Amendment Effective Date, after giving effect to the Second Refinancing Amendment and the funding of Term Loans thereunder, there was one Term Facility, the Tranche B Term Loan Facility (after giving effect to the Second Refinancing Amendment). On the Fourth Amendment Effective Date, immediately after giving effect to the Fourth Amendment and the funding of Term Loans thereunder, there is one Term Facility, the Tranche B Term Loan Facility (immediately after giving effect to the Fourth Amendment). Following the establishment of any Incremental Term Loans (other than an increase to an existing Term Facility), Other Term Loans (other than under the First Refinancing Amendment, the Second Refinancing Amendment or the Fourth Amendment) or Extended Term Loans, such Incremental Term Loans, Other Term Loans or Extended Term Loans will be considered a separate Term Facility hereunder.”

(l)            The definition of “Term Loans” set forth in Section 1.01 of the Credit Agreement is hereby amended by deleting the text “Second Refinancing Amendment Effective Date” appearing therein and inserting the text “Fourth Amendment Effective Date” in lieu thereof.

(m)          The definition of “Tranche B Term Loan Commitments” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

““Tranche B Term Loan Commitments” means as to each Tranche B Term Loan Lender, the commitment of such Lender to make Tranche B Term Loans as set forth on Schedule 2.01. On the Closing Date, the aggregate amount of Tranche B Term Loan Commitments was $1,925.0 million. On the First Refinancing Amendment Effective Date, the aggregate amount of Tranche B Term Loan Commitments was $1,537,733,909.31. On the Second Refinancing Amendment Effective Date, the aggregate amount of Tranche B Term Loan Commitments was $1,318,512,235.44. On the Fourth Amendment Effective Date, the aggregate amount of Tranche B Term Loan Commitments is $400,000,000.00.”

(n)            The definition of “Tranche B Term Loans” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

““Tranche B Term Loans” means (i) prior to the First Refinancing Amendment Effective Date, the term loans made to the Borrower on the Closing Date pursuant to Section 2.01(1), (ii) after the First Refinancing Amendment Effective Date but prior to the Second Refinancing Amendment Effective Date, the term loans made to the Borrower on the First Refinancing Amendment Effective Date pursuant to the First Refinancing Amendment, (iii) after the Second Refinancing Amendment Effective Date but prior to the Fourth Amendment Effective Date, the term loans made to the Borrower on the Second Refinancing Amendment Effective Date pursuant to the Second Refinancing Amendment, and (iv) on and after the Fourth Amendment Effective Date, the term loans made to the Borrower on the Fourth Amendment Effective Date pursuant to the Fourth Amendment.”

(o)            Section 2.01(1) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(1)            Subject to, and in accordance with, the terms and conditions set forth in the Fourth Amendment, each Tranche B Term Loan Lender severally agrees to make to the Borrower Tranche B Term Loans denominated in Dollars equal to such Tranche B Term Loan Lender’s Tranche B Term Loan Commitment on the Fourth Amendment Effective Date.

(p)            [Reserved.]

(q)            Section 2.06(2) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(2)            In the event that any Incremental Term Loans are made, the Borrower will repay Borrowings consisting of Incremental Term Loans on the dates (each an “Incremental Term Loan Installment Date”) and in the amounts set forth in the applicable Incremental Facility Amendment, (b) in the event that any Other Term Loans (other than pursuant to the First Refinancing Amendment, the Second Refinancing Amendment or the Fourth Amendment) are made, the Borrower will repay Borrowings consisting of such Other Term Loans on the dates (each an “Other Term Loan Installment Date”) and in the amounts set forth in the applicable Refinancing Amendment and (c) in the event that any Extended Term Loans are made, the Borrower will repay Borrowings consisting of Extended Term Loans on the dates (each an “Extended Term Loan Installment Date”) and in the amounts set forth in the applicable Extension Amendment;

(r)             [Reserved.]

(s)            [Reserved.]

(t)             Section 2.21 of the Credit Agreement is hereby amended by deleting the text “Third Amendment Effective Date” appearing therein and inserting the text “Fourth Amendment Effective Date” in lieu thereof;

(u)            Section 6.05(4) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(4)            “dispositions in connection with sale and lease-back transactions; provided that, such dispositions shall be for fair market value.”

(v)            Schedule 2.01 of the Credit Agreement is hereby amended and restated in its entirety as set forth on Schedule 2.01 attached hereto.

SECTION 4          Representations and Warranties. To induce the other parties hereto to enter into this Refinancing Amendment, each Loan Party that is party hereto represents and warrants to each of the Lenders party hereto and the Administrative Agent on the Fourth Amendment Effective Date that:

(a)            the execution, delivery and performance by each such Loan Party of this Refinancing Amendment has been duly authorized by all necessary corporate, limited liability company and/or partnership action, as applicable, of such Loan Party;

(b)            this Refinancing Amendment has been duly executed and delivered by such Loan Party;

(c)            each of this Refinancing Amendment and the Credit Agreement (as amended hereby) constitutes a legal, valid and binding obligation of such Loan Party, enforceable against it in accordance with its terms, subject to:

(i)             the effects of bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or other similar laws affecting creditors’ rights generally;

(ii)            general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

(iii)           implied covenants of good faith and fair dealing; and

(iv)           any foreign laws, rules and regulations as they relate to pledges of Equity Interests in Foreign Subsidiaries;

(d)            no action, consent or approval of, registration or filing with, or any other action by, any Governmental Authority or third party is or will be required in connection with the execution, delivery or performance by, or enforcement by Secured Parties against, any such Loan Party under, this Refinancing Amendment or the Amended Credit Agreement or for the consummation of the transactions contemplated hereby, except for:

(i)             the filing of Uniform Commercial Code financing statements and equivalent filings in foreign jurisdictions;

(ii)            filings with the United States Patent and Trademark Office and the United States Copyright Office and comparable offices in foreign jurisdictions and equivalent filings in foreign jurisdictions;

(iii)           filings which may be required under Environmental Laws;

(iv)           filings as may be required under the Exchange Act and applicable stock exchange rules in connection therewith;

(v)            such as have been made or obtained and are in full force and effect;

(vi)           such actions, consents and approvals the failure of which to be obtained or made would not reasonably be expected to have a Material Adverse Effect; or

(vii)          filings or other actions listed on Schedule 3.04 of the Credit Agreement;

(e)            the execution, delivery and performance by such Loan Party of its obligations under this Refinancing Amendment and its performance under the Amended Credit Agreement are within such Loan Party’s corporate, limited liability company or limited partnership powers, as applicable, and do not and will not (i) contravene the terms of any of such Person’s charter or other similar organizational document or (ii) violate any applicable material Law; in the case of this clause (ii), to the extent that such violations would not reasonably be expected to have a Material Adverse Effect; and

(f)            immediately after giving effect to this Refinancing Amendment (including, without limitation, Section 16 hereof) and the transactions contemplated hereby, (i) the representations and warranties of the Borrower and each of the other Loan Parties set forth in Article III of the Credit Agreement and in the other Loan Documents are true and correct in all material respects on and as of the Fourth Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they were true and correct in all material respects as of such earlier date; provided that any representation or warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language is true and correct (immediately after giving effect to any qualification therein) in all respects on such respective dates, and (ii) no Default or Event of Default is, or shall have occurred and be, continuing as of the Fourth Amendment Effective Date.

SECTION 5          Effectiveness. This Refinancing Amendment shall become effective as of the date (the “Fourth Amendment Effective Date”, which date was October 12, 2023) on which each of the following conditions shall have been satisfied:

(a)            the Administrative Agent (or its counsel) shall have received counterparts of this Refinancing Amendment that, when taken together, bear the signatures of (i) Holdings, (ii) the Borrower, (iii) each other Loan Party that is party hereto, (iv) the Administrative Agent, (v) each 2023 Other Term Lender specified on Schedule 2.01 and (vi) solely with respect to Section 3 hereof, the Lenders constituting Required Lenders (immediately after giving effect to the incurrence of the 2023 Other Term Loans);

(b)            the Administrative Agent shall have received a solvency certificate substantially in the form of Exhibit B to the Credit Agreement (with appropriate modifications to reflect the consummation of the transactions contemplated by this Refinancing Amendment on the Fourth Amendment Effective Date);

(c)            the Administrative Agent shall have received a certificate of a Responsible Officer of the Loan Parties dated the Fourth Amendment Effective Date and certifying as of the Fourth Amendment Effective Date (i) that either (A) attached thereto is a true and complete copy of the charter or other similar organizational or formation document of such Loan Party, and each amendment thereto, certified (within 30 days prior to the Fourth Amendment Effective Date) as being a true and correct copy thereof by the Secretary of State or other applicable Governmental Authority of the jurisdiction in which such Loan Party is organized or (B) no amendments thereto have been made since the last version delivered to the Administrative Agent, (ii) that either (A) attached thereto is a true and complete copy of the bylaws, operating agreement or similar organizational document of such Loan Party, and each amendment thereto, or (B) no amendments thereto have been made since the last version delivered to the Administrative Agent, (iii) that attached thereto is a true and complete copy of a certificate of the Secretary of State or other applicable Governmental Authority of the jurisdiction in which such Loan Party is organized, dated within 30 days prior to the Fourth Amendment Effective Date (or such longer date reasonably agreed to by the Administrative Agent) certifying that such Person is in good standing (or, alternatively, if applicable, is an entity) under the laws of such jurisdiction, (iv) that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors (or similar governing body) of such Loan Party authorizing the execution, delivery and performance of this Refinancing Amendment and the Credit Agreement (as amended hereby) and certifying that such resolutions have not been modified, rescinded or amended and are in full force and effect and (v) to the incumbency and specimen signature of each officer of a Loan Party executing this Refinancing Amendment or any other document delivered in connection herewith on behalf of any Loan Party;

(d)            the Administrative Agent shall have received a customary legal opinion of Goodwin Procter LLP, counsel to the Loan Parties, dated as of the Fourth Amendment Effective Date;

(e)            the Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower dated as of the Fourth Amendment Effective Date certifying as to such Responsible Officer’s actual knowledge (i) as to the accuracy in all material respects of the representations and warranties specified in Section 4 hereof and (ii) that the representation set forth in Section 4(f)(ii) above is true and correct in all respects;

(f)             the Administrative Agent and the Refinancing Amendment Left Lead Arranger, as applicable, shall have received (or will receive substantially simultaneously with the funding of the 2023 Other Term Loans) payment of all fees and other amounts due and payable on or prior to the Fourth Amendment Effective Date (i) pursuant to that certain Engagement Letter, dated as of September 26,2023, by and among the Refinancing Amendment Left Lead Arranger and the Borrower (the “Engagement Letter”) or any other written agreement (if any) that the Borrower enters into with any other arranger with respect to this Refinancing Amendment and (ii) including, to the extent invoiced at least 2 Business Days prior to the Fourth Amendment Effective Date (or such later date as the Borrower may agree), without duplication, reimbursement or payment of all reasonable and documented out-of-pocket costs and expenses required to be reimbursed or paid by the Borrower, under the Engagement Letter, including the reasonable and documented out-of-pocket fees, charges and disbursements of counsel for the Administrative Agent required to be paid under the Engagement Letter;

(g)            the Borrower shall have made the Prepayment;

(h)            the Borrower shall have paid all then-accrued and outstanding interest with respect to all Term Loans outstanding immediately prior to the Fourth Amendment Effective Date, irrespective of whether such accrued interest is otherwise then due and payable by the terms of the Credit Agreement (as amended hereby); and

(i)             the Administrative Agent shall have received, no later than the date that is three Business Days prior to the Fourth Amendment Effective Date, all documentation and other information about the Loan Parties required by regulatory authorities under the Beneficial Ownership Regulation, as has been reasonably requested in writing by the Administrative Agent at least ten Business Days prior to the Fourth Amendment Effective Date.

The Administrative Agent shall notify the Borrower and the 2023 Other Term Lenders of the Fourth Amendment Effective Date, and such notice shall be conclusive and binding.

SECTION 6          Mortgage Releases. Upon the effectiveness of this Refinancing Amendment, each Lender party hereto hereby authorizes the release of, and the Borrower or its designee will be authorized to record the release of, the Mortgages listed on Exhibit A hereto, and the Administrative Agent will, at the Borrower’s sole expense, sign and deliver original wet-ink counterparts of the releases of such Mortgages in forms acceptable for recordation of such releases, and execute such other releases and documents as the Borrower may reasonably request from time to time in order to evidence the release of such Mortgages.

SECTION 7          Reaffirmation of Guaranty and Security.

(a)            Each Guarantor party hereto reaffirms its guarantee of the Guaranteed Obligations (as defined in and under the terms and conditions of the Guaranty Agreement) and agrees that such guarantee remains in full force and effect and is hereby ratified, reaffirmed and confirmed. Each such Guarantor hereby confirms that it consents to the terms of this Refinancing Amendment. Each such Guarantor hereby (i) confirms that each Loan Document to which it is a party or to which it is otherwise bound will continue to guarantee to the fullest extent possible in accordance with the Loan Documents, the payment and performance of the Guaranteed Obligations, including without limitation, the payment and performance of all such applicable Guaranteed Obligations that are joint and several obligations of each such Guarantor now or hereafter existing; (ii) acknowledges and agrees that its guarantee and each of the Loan Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Refinancing Amendment; and (iii) acknowledges, agrees and warrants for the benefit of the Administrative Agent and each Secured Party that there are no rights of set-off or counterclaim, nor any defenses of any kind, whether legal, equitable or otherwise, that would enable such Guarantor to avoid or delay timely performance of its obligations under the Loan Documents (except to the extent such obligations constitute Excluded Swap Obligations with respect to such Guarantor).

(b)            Each Loan Party that is party hereto hereby acknowledges that it has reviewed and consents to the terms and conditions of this Refinancing Amendment and the transactions contemplated hereby. In addition, each such Loan Party reaffirms the security interests granted by such Loan Party under the terms and conditions of the Security Agreement to secure the Obligations and agrees that such security interests remain in full force and effect and are hereby ratified, reaffirmed and confirmed. Each such Loan Party hereby confirms that the security interests granted by such Loan Party under the terms and conditions of the Security Agreement secure the 2023 Other Term Loans as part of the Obligations. Each such Loan Party hereby (i) confirms that each Loan Document to which it is a party or to which it is otherwise bound and all Collateral (as defined in the Security Agreement) encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Loan Documents, the payment and performance of the Obligations, as the case may be, including without limitation, the payment and performance of all such applicable Obligations that are joint and several obligations of each such Loan Party now or hereafter existing, (ii) confirms its respective grant to the Collateral Agent for the benefit of the Secured Parties of the security interest in and continuing Lien on all of such Loan Party’s right, title and interest in, to and under all Collateral (as defined in the Security Agreement), whether now owned or existing or hereafter acquired or arising and wherever located, as collateral security for the prompt and complete payment and performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, of all applicable Obligations (including all such Obligations as amended, reaffirmed and/or increased pursuant to this Refinancing Amendment), subject to the terms contained in the applicable Loan Documents, and (iii) subject to Section 6 of this Refinancing Amendment, confirms its respective guarantees, pledges, grants of security interests and other obligations, as applicable, under and subject to the terms of each of the Loan Documents to which it is a party.

(c)            Each Loan Party that is party hereto acknowledges and agrees that each of the Loan Documents to which it is a party or to which it is otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Refinancing Amendment.

SECTION 8         Counterparts. This Refinancing Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which constitute an original, but all of which when taken together shall constitute a single contract. Delivery by facsimile transmission or other electronic transmission (i.e. a “pdf” or “tif”) of an executed counterpart of a signature page to this Refinancing Amendment is effective as delivery of an original executed counterpart hereof and the words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Refinancing Amendment shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms reasonably approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

SECTION 9          Governing Law; Jurisdiction; Waiver of Jury Trial. THIS REFINANCING AMENDMENT AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS REFINANCING AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. The provisions of Sections 10.11 and 10.15 of the Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.

SECTION 10        Headings. Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.

SECTION 11        No Novation; Effect of this Refinancing Amendment. This Refinancing Amendment does not extinguish the Obligations for the payment of money outstanding under the Credit Agreement or discharge or release the lien or priority of any Loan Document or any other security therefor or any guarantee thereof, and, subject to Section 6 of this Refinancing Amendment, the liens and security interests existing immediately prior to the Fourth Amendment Effective Date in favor of the Collateral Agent for the benefit of the Secured Parties securing payment of the Obligations are in all respects continuing and in full force and effect with respect to all Obligations. Except as expressly provided, nothing herein contained shall be construed as a substitution or novation, or a payment and reborrowing, or a termination, of the Obligations outstanding under the Credit Agreement or instruments guaranteeing or securing the same, which shall remain in full force and effect, except as modified hereby or by instruments executed concurrently herewith. Nothing expressed or implied in this Refinancing Amendment or any other document contemplated hereby shall be construed as a release or other discharge of Holdings or the Borrower under the Credit Agreement or the Borrower or any other Loan Party under any Loan Document from any of its obligations and liabilities thereunder, and except as expressly provided, such obligations are in all respects continuing with only the terms being modified as provided in this Refinancing Amendment. The Credit Agreement and each of the other Loan Documents shall remain in full force and effect, until and except as modified. Except as expressly set forth herein, this Refinancing Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders or the Agents under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Refinancing Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. Each Subsidiary Loan Party further agrees that nothing in the Credit Agreement, this Refinancing Amendment or any other Loan Document shall be deemed to require the consent of such Subsidiary Loan Party to any future amendment to the Credit Agreement. This Refinancing Amendment constitutes a “Loan Document” and a “Refinancing Amendment” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 12       Severability. In the event any one or more of the provisions contained in this Refinancing Amendment or in any other Loan Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby. The parties shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 13        No Waiver. Except as expressly set forth herein, this Refinancing Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Agents under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to receive a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.

SECTION 14       Additional Arrangers. Pursuant to the terms of the Engagement Letter, the Borrower may appoint additional arrangers and bookrunners for this Refinancing Amendment and the transactions contemplated hereby with the consent of the Refinancing Amendment Left Lead Arranger (such consent not to be unreasonably withheld, delayed or conditioned). The Borrower has appointed each of Nomura Securities International, Inc., BofA Securities, Inc. and Wells Fargo Securities LLC (in each case, acting alone or through or with affiliates selected by it) to act as a joint lead arranger and joint bookrunner with respect to this Refinancing Amendment and the transactions contemplated hereby (and the Refinancing Amendment Left Lead Arranger hereby consents to such appointment), in each case, with the rights and privileges afforded to arrangers pursuant to the Engagement Letter.

SECTION 15        Assignments of Term Loans. The Borrower and the Administrative Agent hereby consent to each assignment of 2023 Other Term Loans made by Deutsche Bank AG New York Branch (or any Affiliate thereof) to any assignee (but only to the extent the applicable assignee (or an Affiliate thereof, other than a Disqualified Institution) has been identified on a list approved by the Borrower on or prior to the Fourth Amendment Effective Date).

SECTION 16        Limited Waiver. The Borrower acknowledges and agrees that, as of the Fourth Amendment Effective Date, (i) one or more Defaults or Events of Default pursuant to Section 8.01 of the Credit Agreement may have occurred and may currently exist under the Credit Agreement as a direct result of the Borrower’s failure to deliver one or more Reinvestment Notices pursuant to Section 2.08(1) of the Credit Agreement that would have allowed the Borrower and/or its Restricted Subsidiaries to use the Net Cash Proceeds of Asset Sales related to the disposition of certain Real Estate to restore, rebuild, repair, construct, improve, replace or otherwise acquire assets used or useful in the Borrower’s or a Restricted Subsidiary’s business (any such Default and/or Event of Default described in this clause (i), the “Default Resulting from Failure to Deliver Reinvestment Notices”), (ii) a Default or Event of Default pursuant to Section 8.01(4) of the Credit Agreement may have occurred and may currently exist under the Credit Agreement as the result of the Borrower’s failure to deliver a notice of the occurrence or existence of any Default from Failure to Deliver Reinvestment Notices, any Representation Default or any Default or Event of Default resulting from the failure to deliver a notice of the occurrence or existence of a Default or Event of Default resulting from the failure to deliver a notice of the occurrence or existence of any Default from Failure to Deliver Reinvestment Notices or any Representation Default (and, in each case, the nature and extent thereof and any corrective action proposed to be taken or actually taken with respect thereto) pursuant to Section 5.05(1) of the Credit Agreement (any Default and/or Event of Default described in this clause (ii), the “Notice Default”), and (iii) a Default or Event of Default pursuant to Section 8.01(1) of the Credit Agreement may have occurred and may currently exist under the Credit Agreement as a result of any misrepresentation made or deemed to be made by the Borrower with respect to the absence of a Default or Event of Default, which misrepresentation was materially incorrect or misleading solely due to the occurrence of any Existing Event of Default (any Default and/or Event of Default described in this clause (iii), the “Representation Default” and, collectively with the Default Resulting from Failure to Deliver Reinvestment Notices and the Notice Default, the “Existing Events of Default”, and each, an “Existing Event of Default”). Subject to the terms and conditions set forth herein, the Required Lenders hereby unconditionally and irrevocably waive the Existing Events of Default (the “Waiver”). The Waiver is limited precisely as written and relates solely to the Existing Events of Default, and nothing contained in this Refinancing Amendment shall be deemed to constitute a waiver of any other provision of the Credit Agreement or for any other time periods (including any time after the Fourth Amendment Effective Date), any other rights or remedies the Lenders may have under the Credit Agreement or any other Loan Documents or under applicable law, in each case, with respect to any Default or Event of Default (other than, for the avoidance of doubt, the Existing Events of Default) that may hereafter exist.

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IN WITNESS WHEREOF, the parties hereto have caused this Refinancing Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.

BJ’S WHOLESALE CLUB, INC.,

By
/s/ Kristyn Sugrue
Name: Kristyn Sugrue
Title: Treasurer

BJ’S WHOLESALE CLUB HOLDINGS, INC.,

By
/s/ Kristyn Sugrue
Name: Kristyn Sugrue
Title: Treasurer

EACH OF THE LOAN PARTIES LISTED BELOW, hereby consents to the entering into of this Refinancing Amendment and agrees to the provisions hereof:

BJME OPERATING CORP.,

By
/s/ Lawrence Whelan
Name: Lawrence Whelan
Title: Assistant Treasurer

BJNH OPERATING CO., LLC,

By
/s/ Lawrence Whelan
Name: Lawrence Whelan
Title: Assistant Treasurer

NATICK REALTY, INC.,

By
/s/ Kristyn Sugrue
Name: Kristyn Sugrue
Title: Treasurer

[Signature Page to Fourth Amendment (BJs)]

MOMENTUM FUEL COMPANY, LLC,

By
/s/ Kristyn Sugrue
Name: Kristyn Sugrue
Title: Treasurer

[Signature Page to Fourth Amendment (BJs)]

NOMURA CORPORATE FUNDING AMERICAS, LLC, as Administrative Agent

By
/s/ Andrew Keith
Name: Andrew Keith
Title: Executive Director

[Signature Page to Fourth Amendment (BJs)]

DEUTSCHE BANK AG NEW YORK BRANCH, as a 2023 Other Term Lender and the New 2023 Other Term Lender

By
/s/ Philip Tancorra
Name: Philip Tancorra
Title: Director

By
/s/ Lauren Danbury
Name: Lauren Danbury
Title: Vice President

Schedule 2.01

Commitments

[On file with the Administrative Agent]

Exhibit A

Mortgages

1.	That certain First Lien Open-End Mortgage Deed, Security Agreement, Assignment of Leases, Rents and Profits, Financing Statement and Fixture Filing, made by NATICK REALTY, INC., a Maryland corporation, as mortgagor, successor by merger to Natick Sixth Realty Corp., a Connecticut corporation, in favor of NOMURA CORPORATE FUNDING AMERICAS, LLC, as Collateral Agent, as mortgagee, dated as of May 4, 2017 and recorded in the land records of the Town of Fairfield, County of Fairfield and State of Connecticut (the “Official Records”) on May 8, 2017, as Instrument Number 2017-3184 in Volume 5543, Page 106, as amended by First Amendment to First Lien Open-End Mortgage Deed, Security Agreement, Assignment of Leases, Rents and Profits, Financing Statement and Fixture Filing, between mortgagor and mortgagee, dated as of November 2, 2018 and recorded in the Official Records on November 8, 2018 as Instrument Number 2018-7401 in Volume 5723, Page 248, as further amended by Second Amendment to First Lien Open-End Mortgage Deed, Security Agreement, Assignment of Leases, Rents and Profits, Financing Statement and Fixture Filing, between mortgagor and mortgagee, dated as of June 18, 2020 and recorded in the Official Records on June 19, 2020 as Instrument Number 2020-4353 in Volume 5930, Page 256, and as further amended by Third Amendment to First Lien Open-End Mortgage Deed, Security Agreement, Assignment of Leases, Rents and Profits, Financing Statement and Fixture Filing, between mortgagor and mortgagee, dated as of February 14, 2023 and recorded in the Official Records on February 17, 2023 as Instrument Number 2023-712 in Volume 6392, Page 208.

2.	That certain First Lien Mortgage, Security Agreement, Assignment of Leases, Rents and Profits, Financing Statement and Fixture Filing (With Future Advance Clause), made by NATICK NJ FLEMINGTON REALTY CORP., a New Jersey corporation, as mortgagor, in favor of NOMURA CORPORATE FUNDING AMERICAS, LLC, as Collateral Agent, as mortgagee, dated as of May 4, 2017 and recorded in the Office of the County Clerk of Hunterdon County, State of New Jersey (the “Hunterdon Clerk’s Office”) on May 10, 2017, as Instrument Number 20170510000102350 in Book 4027, Page 487, as amended by First Amendment to First Lien Mortgage, Security Agreement, Assignment of Leases, Rents and Profits, Financing Statement and Fixture Filing (With Future Advance Clause), between mortgagor and mortgagee, dated as of November 2, 2018 and recorded in the Hunterdon Clerk’s Office on November 14, 2018 as Instrument Number 20181114000228350 in Book 4126, Page 252, and as further amended by Second Amendment to First Lien Mortgage, Security Agreement, Assignment of Leases, Rents and Profits, Financing Statement and Fixture Filing (With Future Advance Clause), between mortgagor and mortgagee, dated as of June 18, 2020 and recorded in the Hunterdon Clerk’s Office on June 19, 2020 as Instrument Number 20200619000120740 in Book 4237, Page 894.

3.	That certain First Lien Mortgage, Security Agreement, Assignment of Leases, Rents and Profits, Financing Statement and Fixture Filing (With Future Advance Clause), made by NATICK NJ 1993 REALTY CORP., a New Jersey corporation, as mortgagor, in favor of NOMURA CORPORATE FUNDING AMERICAS, LLC, as Collateral Agent, as mortgagee, dated as of May 4, 2017 and recorded in the Office of the County Clerk of Union County, State of New Jersey (the “Union Clerk’s Office”) on May 10, 2017, as Instrument Number 640159 in Mortgage Book 14268, Page 810, as amended by First Amendment to First Lien Mortgage, Security Agreement, Assignment of Leases, Rents and Profits, Financing Statement and Fixture Filing (With Future Advance Clause), between mortgagor and mortgagee, dated as of November 2, 2018 and recorded in the Union Clerk’s Office on November 13, 2018 as Instrument Number 665220 in Mortgage Book 14506, Page 2282, and as further amended by Second Amendment to First Lien Mortgage, Security Agreement, Assignment of Leases, Rents and Profits, Financing Statement and Fixture Filing (With Future Advance Clause), between mortgagor and mortgagee, dated as of June 18, 2020 and recorded in the Union Clerk’s Office on June 19, 2020 as Instrument Number 693399 in Mortgage Book 14714, Page 2072.

4.	That certain First Lien Open-End Mortgage, Security Agreement, Assignment of Leases, Rents and Profits, Financing Statement and Fixture Filing, made by NATICK REALTY, INC., a Maryland corporation, as mortgagor, in favor of NOMURA CORPORATE FUNDING AMERICAS, LLC, as Collateral Agent, as mortgagee, dated as of April 28, 2017, effective as of May 4, 2017 and recorded on May 10 2017 in the Office of the Recorder of Deeds of Berks County, Pennsylvania (the “Berks Recorder’s Office”), as Instrument Number 2017016663, as amended by First Amendment to First Lien Open-End Mortgage, Security Agreement, Assignment of Leases, Rents and Profits, Financing Statement and Fixture Filing, between mortgagor and mortgagee, dated as of October 29, 2018 and effective as of November 2, 2018 and recorded in the Berks Recorder’s Office on November 13, 2018 as Instrument Number 2018039355, and as further amended by Second Amendment to First Lien Open-End Mortgage, Security Agreement, Assignment of Leases, Rents and Profits, Financing Statement and Fixture Filing, between mortgagor and mortgagee, dated as of June 9, 2020 and effective as of June 18, 2020 and recorded in the Berks Recorder’s Office on June 19, 2020 as Instrument Number 2020020152.

5.	That certain First Lien Open-End Mortgage, Security Agreement, Assignment of Leases, Rents and Profits, Financing Statement and Fixture Filing, made by NATICK REALTY, INC., a Maryland corporation, as mortgagor, successor by merger to Natick PA 1995 Realty Corp., a Pennsylvania corporation, in favor of NOMURA CORPORATE FUNDING AMERICAS, LLC, as Collateral Agent, as mortgagee, dated as of April 28, 2017, effective as of May 4, 2017 and recorded on May 9, 2017 in the Office of the Recorder of Deeds of Bucks County, Pennsylvania (the “Bucks Recorder’s Office”), as Instrument Number 2017026594, as amended by First Amendment to First Lien Open-End Mortgage, Security Agreement, Assignment of Leases, Rents and Profits, Financing Statement and Fixture Filing, between mortgagor and mortgagee, dated as of October 29, 2018 and effective as of November 2, 2018 and recorded in the Bucks Recorder’s Office on November 13, 2018 as Instrument Number 2018062524, and as further amended by Second Amendment to First Lien Open-End Mortgage, Security Agreement, Assignment of Leases, Rents and Profits, Financing Statement and Fixture Filing, between mortgagor and mortgagee, dated as of June 9, 2020 and effective as of June 18, 2020 and recorded in the Bucks Recorder’s Office on June 19, 2020 as Instrument Number 2020038175.